Exhibit 10.1 TEMPORARY LIMITED WAIVER AND CONSENT This TEMPORARY LIMITED WAIVER AND CONSENT (this “Agreement”) is entered into as of September 13, 2016, by and among Basic Energy Services, Inc., as Borrower, the guarantors party hereto (together with Borrower, the “Loan Parties”), the financial institutions party hereto as Lenders under the Credit Agreement (as hereinafter defined), and U.S. Bank National Association, as Administrative Agent for the Lenders (in such capacity, “Agent” and collectively with the Lenders, the “Lender Parties”). RECITALS A. Borrower, the other Loan Parties, Agent and the Lenders (including the Lenders party hereto) are parties to that certain Credit Agreement, dated as of February 17, 2016 (as has been amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which, among other things, the Lenders agreed, upon the terms and subject to the conditions set forth in the Credit Agreement, to make certain loans to Borrower. B. Borrower, the other Loan Parties, the Agent and the Lenders party hereto entered into (i) the Temporary Limited Waiver and Consent on August 31, 2016 (the “Collateral Coverage Waiver”) pursuant to which, among other things, such Lenders and the Agent waived, on the terms and subject to the conditions set forth in the Collateral Coverage Waiver, the Borrower’s failure to cause not less than 95% of the Term Loan Priority Collateral (measured exclusive of any proceeds of the Loans held in the Escrow Account) to become subject to a perfected, first priority Lien in favor of the Agent for the benefit of the Secured Parties (prior to all other Liens other than Liens permitted pursuant to Section 7.01 of the Credit Agreement) on or prior to August 31, 2016 (the “Collateral Coverage Default”) and (ii) the Temporary Limited Waiver and Consent on September 1, 2016 (the “Liquidity Waiver” and, together with the Collateral Coverage Waiver, the “Existing Waivers”) pursuant to which, among other things, such Lenders and the Agent waived, on the terms and subject to the conditions set forth in the Liquidity Waiver, any failure of the Borrower and its consolidated Subsidiaries to maintain unrestricted cash balances and Cash Equivalents of at least $50,000,000 (the “Liquidity Event of Default” and, together with the Collateral Coverage Event of Default, the “Waived Events of Default”). C. Borrower previously disclosed to the Agent and the Lenders that it has failed to make the interest payment that was due and payable on August 15, 2016 with respect to the Borrower’s 2019 Senior Notes, such 2019 Senior Notes having an aggregate principal amount of more than $15,000,000 (the “Missed Interest Payment”). D. The Missed Interest Payment will become an “Event of Default” (as defined in the 2019 Senior Note Documents) on September 14, 2016, which will result in an Event of Default pursuant to Section 8.01(e) of the Credit Agreement (the “Anticipated Event of Default” and together with the Waived Events of Default, the “Specified Events of Default”). E. Borrower has requested that Agent and the Lender Parties (i) temporarily extend the temporary waiver of the Waived Events of Default provided for in the Liquidity

2 Waiver and Collateral Coverage Waiver and (ii) temporarily waive during the Temporary Limited Waiver Period (as defined below) the Anticipated Event of Default. F. Borrower has, on or prior to the date hereof, entered into a Treasury Management Services Security and Control Agreement (the “Control Agreement”) by and among Borrower, Bank of America, N.A., as secured party, and Bank of America, N.A., as depository, pursuant to which Borrower has deposited $2,000,000 (the “Pledged Cash”) into the account specified therein as security exclusively for the obligations under that certain Bank of America Corporate Purchasing Card Agreement, between Bank of America, N.A. and Basic Energy Services L.P., dated on or around July 21, 2005 and that certain Commercial Prepaid Card Purchase Agreement between Bank of America, N.A., and the Borrower dated on or around March 14, 2006 (each as amended, supplemented or modified from time to time, collectively, the “Credit Card Program”). G. Upon the terms and subject to the conditions set forth in this Agreement, the Lenders party hereto, which constitute Required Lenders as of the Effective Date (as defined below) have agreed, except as expressly set forth herein, to (i) temporarily extend the temporary waiver of the Waived Events of Default, (ii) temporarily waive the Anticipated Event of Default, in each case, during the Temporary Limited Waiver Period (as defined below) and (iii) consent to the Borrower’s execution and delivery of the Control Agreement and the depositing of the Pledged Cash with Bank of America, N.A. to secure the Credit Card Program and acknowledge that such actions shall not constitute a Default or Event of Default under the Credit Agreement or any other Loan Document (the actions set forth in this clause (iii), the “Specified Credit Card Program Consent”). NOW, THEREFORE, in consideration of the foregoing, the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: SECTION 1. Definitions. Unless otherwise defined in this Agreement, capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement. All references to herein, hereto and words of similar import mean this Agreement. SECTION 2. Confirmation by Loan Parties of Obligations and the Specified Events of Default. Each Loan Party acknowledges and agrees that, as of the Effective Date, the aggregate outstanding principal balance of the Loans under the Credit Agreement is $164,587,500.00, exclusive of interest, fees, expenses and other amounts that are chargeable or otherwise reimbursable under the Credit Agreement and the other Loan Documents, all of which the Loan Parties hereby acknowledge and agree are outstanding and payable in accordance with the Loan Documents. Each Loan Party further acknowledges and agrees that (x) in addition to any other rights and remedies that the Lender Parties may have under the Loan Documents, at law, in equity or otherwise, in the absence of the Existing Waivers (with respect to the Waived Events of Default only) and the Temporary Limited Waiver, any of the Specified Events of Default would permit the Lender Parties to accelerate all or any portion of the Obligations in accordance with Section 8.02 of the Credit Agreement and (y) with respect to the Specified Events of Default, this

3 Agreement constitutes a notice of the occurrence of any Default as required by Section 6.03(a) of the Credit Agreement. SECTION 3. Consent to Credit Card Program; Temporary Limited Waiver; Temporary Limited Waiver of Default Rights and Remedies. (a) In reliance upon the representations, warranties and covenants of the Loan Parties contained in this Agreement, and upon the terms and subject to the conditions of this Agreement, effective as of the Effective Date, each of the Lender Parties hereby (i) agrees to the Specified Credit Card Program Consent and (ii) waives the Specified Events of Default until the Temporary Limited Waiver Period ends in accordance with the terms hereof; provided that nothing herein shall be deemed to permit the Borrower or any Subsidiary to take any action under any Loan Document that is conditioned upon there being no Default or Event of Default existing at the time of such action (such waiver, subject to the limitations set forth in this proviso, the “Temporary Limited Waiver”). In addition, each of the Lender Parties acknowledges and agrees that during the Temporary Limited Waiver Period no right exists to (and none of the Agent, any Lender or any other Person shall) exercise any right or remedy pursuant to Section 8.02 of the Credit Agreement or pursuant to any other provision of any Loan Document (other than as set forth in the immediately preceding sentence), in each case, arising on account of any Specified Event of Default. (b) In connection with the Existing Waivers, the Required Lenders requested and the Borrower agreed to pay, effective from and including August 31, 2016 and in accordance with Section 2.08(d) of the Credit Agreement, interest on the principal amount of all outstanding obligations under the Credit Agreement at a fluctuating rate per annum equal to the Default Rate. Notwithstanding the Temporary Limited Waiver and in consideration of the granting thereof, the Borrower hereby reaffirms its obligation in accordance with Section 2.08(d) of the Credit Agreement to pay the interest on the principal amount of all outstanding obligations under the Credit Agreement at a fluctuating rate per annum equal to the Default Rate so long as any Specified Event of Default or any other Event of Default is continuing. In addition, the Borrower and each other Loan Party acknowledges and agrees that, so long as any Specified Event of Default or any other Event of Default is continuing, (i) it is not permitted to and it will not take any action under any Loan Document that is conditioned upon there being no Default or Event of Default existing at the time of such action and (ii) neither the Agent nor any Lender is required to facilitate or otherwise permit any action under any Loan Document that is conditioned upon there being no Default or Event of Default existing at the time of such action. (c) Borrower acknowledges and agrees that the Temporary Limited Waiver is a one-time waiver and is limited to the extent specifically set forth above. Except for the Specified Events of Default during the Temporary Limited Waiver Period as described in this Section 3, each Loan Party acknowledges and agrees that the Temporary Limited Waiver shall not waive (or be deemed to be or constitute a waiver of) any covenant, term or provision in the Credit Agreement or any other Loan Document (or any breach thereof or any Default or Event of Default) or hinder, restrict or otherwise modify any of the rights and remedies of any of the Lender Parties in respect of any present or future Default or Event of Default (whether or not related to the Specified Events of Default) under the Credit Agreement or any other Loan Document, at law, in equity or otherwise.

4 (d) Immediately upon the Temporary Limited Waiver Period ending in accordance with the terms hereof, the agreements set forth in Section 3(a) (other than the Specified Credit Card Program Consent) shall be void ab initio. (e) As used herein, the term “Temporary Limited Waiver Period” shall mean the period beginning on the Effective Date and ending on the earliest to occur of (the occurrence of an event described in clause (i), (ii), (iii) or (iv) below, a “Termination Event”): (i) the occurrence or existence of any Event of Default (other than the Specified Events of Default), (ii) notice from the Agent or the Required Lenders of the occurrence or existence of any Temporary Limited Waiver Default (as defined below), (iii) the later of (A) September 28, 2016 or (B) such later date as the Required Lenders and the Borrower may agree in their respective sole discretion or (iv) as of any date the unrestricted cash balances and Cash Equivalents of the Borrower and its consolidated Subsidiaries is less than $33,500,000. (f) As used herein, the term “Temporary Limited Waiver Default” shall mean the occurrence or existence of any of the following: (i) any representation or warranty contained in this Agreement shall be incorrect in any material respect as of the Effective Date, provided that if any such representation or warranty is qualified by or subject to a materiality qualification, such representation or warranty shall be incorrect in any respect; (ii) any Loan Party breaches any provision of this Agreement; (iii) the initiation of any action by, or any other legal challenge of, any Loan Party or any Affiliate thereof to invalidate or limit the enforceability of any provision of this Agreement or any other Loan Document; (iv) the failure of the Borrower to enter into a waiver (the “ABL Waiver Agreement”) with the Required Lenders under (and as defined in) the ABL Credit Agreement that is acceptable to the Required Lenders in their sole discretion (it being understood and agreed that in order to be acceptable such waiver, at a minimum, must (A) not provide for (i) the cash collateralization of any letter of credit issued under the ABL Credit Agreement or (ii) the payment of any fee or other amount (other than the reimbursement of reasonable legal expenses or the payment of letter of credit fees at the default rate in accordance with the terms of the ABL Credit Agreement as in effect on the date hereof) to any lender, agent, issuing bank, arranger or similar party under the ABL Credit Agreement and (B) terminate by its terms not earlier than September 28, 2016) prior to 5:00 p.m. New York City time on September 14, 2016 (it being understood that the draft approved by counsel to the Lender Parties on the date hereof is acceptable to the Required Lenders); (v) the failure of the Borrower to enter into a forbearance agreement (the “2019 Senior Notes Forbearance Agreement”) in respect of the Missed Interest Payment with the holders of at least 50% of the aggregate principal amount of the 2019 Senior Notes then outstanding that is acceptable to the Required Lenders in their sole discretion (it being understood and agreed that in order to be

5 acceptable such forbearance agreement, at a minimum, must (A) not provide for the payment of any fee or other amount (other than the reimbursement of expenses as provided for in such forbearance agreement) to any holder of the 2019 Senior Notes and (B) terminate by its terms not earlier than September 28, 2016) prior to 5:00 p.m. New York City time on September 14, 2016 (it being understood that the draft approved by counsel to the Lender Parties on the date hereof is acceptable to the Required Lenders); (vi) (A) the delivery of an “acceleration notice” under (and as defined in) the 2019 Senior Notes Documents by the trustee under the 2019 Senior Notes Documents or the holders of at least 25% of the aggregate principal amount of the 2019 Senior Notes then outstanding or (B) the acceleration of the 2019 Senior Notes or any other exercise of remedies with respect thereto; (vii) (A) the termination of the ABL Waiver Agreement for any reason or (B) any amendment or modification thereto that is adverse to the interests of any Lender Party without the prior written consent of the Required Lenders; (viii) (A) the termination of the 2019 Senior Notes Forbearance Agreement for any reason or (B) any amendment or modification thereto that is adverse to the interests of any Lender Party without the prior written consent of the Required Lenders; and (ix) on or after the date hereof, the cash collateralization of any letter of credit issued under the ABL Credit Agreement. (g) Upon the occurrence of a Termination Event, the Temporary Limited Waiver Period shall immediately end without the requirement of any demand, presentment, protest, notice or other action of any kind, all of which Borrower and the other Loan Parties each waives, and the Lender Parties shall be entitled to exercise all rights and remedies available under the Loan Documents and/or applicable law in respect of any Specified Event of Default that has occurred and is continuing. (h) Any agreement by the Lender Parties to extend the Temporary Limited Waiver Period, if any, must be set forth in writing and signed by a duly authorized signatory of each of the Agent and the Required Lenders. (i) The Borrower and the other Loan Parties each acknowledge that the Lender Parties have not made any assurances concerning (i) any possibility of an extension of the Temporary Limited Waiver Period, (ii) the manner in which or whether any Specified Event of Default may be resolved or (iii) any additional forbearance, waiver, restructuring or other accommodations. (j) The parties hereto agree that the running of all statutes of limitation and the doctrine of laches applicable to all claims or causes of action that any Lender Party may be entitled to take or bring in order to enforce its rights and remedies against Borrower or any other Loan Party are, to the fullest extent permitted by law, tolled and suspended during the Temporary Limited Waiver Period.

6 SECTION 4. Representations of the Loan Parties. To induce Agent and the other Lender Parties to execute and deliver this Agreement, each Loan Party represents, on a several and not joint basis, to the Lender Parties as of the Effective Date that: (a) the execution, delivery and performance by such Loan Party of this Agreement has been duly authorized by all necessary corporate or other organizational action, and this Agreement is the legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms; (b) neither the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated hereby by such Loan Party will contravene the terms of such Loan Party’s Organization Documents; conflict with or result in any breach or contravention of, or require any payment to be made under, any Contractual Obligation to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Subsidiaries except for conflicts, breaches or contraventions that could not reasonably be expected to result in a Material Adverse Effect; violate any Law or any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject; or result in the creation or imposition of any Lien on any property of such Loan Party; (c) other than the Missed Interest Payment and any Specified Event of Default, no Default or Event of Default or Temporary Limited Waiver Default has occurred or is continuing; (d) after giving effect to this Agreement, the representations and warranties contained in the Credit Agreement (other than the representation and warranty contained in Section 5.07 of the Credit Agreement, solely as it relates to the Missed Interest Payment or any Specified Event of Default) and the other Loan Documents are true and correct in all material respects on and as of the Effective Date with the same effect as though made on as and as of such Date, except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date, provided that if any such representation or warranty referenced in this clause (d) is qualified by or subject to a “material adverse effect” or similar term or qualification, such representation or warranty shall be true and correct in all respects; (e) the execution, delivery and performance of this Agreement are within the limited liability company, limited partnership, or corporate power and authority of such Loan Party and have been duly authorized by appropriate limited liability company, limited partnership or corporate action and proceedings; (f) there are no governmental or other third party authorizations, approvals, actions, notices or filings required in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for the authorizations, approvals, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect, are required by the Loan Documents, or in the case of any authorization, approval, action, notice or filing from or with a Person other than a Governmental Authority, the failure to have

7 could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (g) the Liens under the Loan Documents are valid, subsisting and perfected and secure the Obligations with the priority required by the Loan Documents. SECTION 5. Ratification of Liability. Borrower and the other Loan Parties, as debtors, grantors, pledgors, guarantors, assignors, or in other similar capacities in which such parties grant liens or security interests in their properties or otherwise act as accommodation parties or guarantors, as the case may be, under the Loan Documents, hereby ratify and reaffirm all of their payment and performance obligations and obligations to indemnify, contingent or otherwise, under each of such Loan Documents to which it is a party, and ratify and reaffirm their grants of liens on or security interests in their properties (including the Collateral) pursuant to such Loan Documents to which they are a party, respectively, as security for the Obligations under or with respect to the Credit Agreement, and confirms and agrees that such liens and security interests hereafter secure all of the Obligations, including, without limitation, all additional Obligations hereafter arising or incurred pursuant to or in connection with this Agreement, the Credit Agreement or any other Loan Document. Borrower and the other Loan Parties further agree and reaffirm that the Loan Documents to which they are parties now apply to all Obligations as defined in the Credit Agreement (including, without limitation, all additional Obligations hereafter arising or incurred pursuant to or in connection with this Agreement, the Credit Agreement or any other Loan Document). Each such party (i) further acknowledges receipt of a copy of this Agreement, (ii) consents to the terms and conditions of same, and (iii) agrees and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and confirmed. SECTION 6. Reference To And Effect Upon The Credit Agreement. (a) Borrower and the other Loan Parties hereby confirm that this Agreement and the other Loan Documents are in full force and effect as of the Effective Date, and that neither Borrower nor any other Loan Party has any right of setoff, recoupment or other offset or any defense, claim or counterclaim with respect to any of the Obligations, the Credit Agreement or any other Loan Document. (b) Except as expressly set forth herein or in the Credit Agreement, the execution, delivery and effectiveness of this Agreement shall not directly or indirectly (i) create any obligation to continue to defer any enforcement action after the occurrence of any Default or Event of Default (including, without limitation, any Temporary Limited Waiver Default), (ii) constitute a consent or waiver of any past, present or future violations of any provisions of the Credit Agreement or any other Loan Documents nor constitute a novation of any of the Loan Documents or of the Obligations under the Credit Agreement or other Loan Documents, (iii) impair, limit, prejudice, amend, modify or operate as a waiver of (A) any terms, conditions, obligations, covenants or agreements of the Credit Agreement or any other Loan Documents or any other document or agreement related thereto, all of which are ratified and affirmed in all respects and shall continue in full force and effect, or (B) any right, power or remedy of any Lender Party, whether such right, power or remedy exists now or in the future, (iv) constitute a consent to any merger or other transaction or to any sale, restructuring or refinancing transaction

8 or (v) constitute a course of dealing or other basis for altering any Obligations or any other contract or instrument. Except as expressly set forth herein, each Lender Party reserves all of its rights, powers, and remedies under the Credit Agreement, the other Loan Documents and applicable law. (c) From and after the Effective Date, the term “Loan Documents” in the Credit Agreement and the other Loan Documents shall include, without limitation, this Agreement. (d) This Agreement shall not be deemed or construed to be a satisfaction, reinstatement, novation, amendment or release of the Credit Agreement or any other Loan Document, all of which remain in full force and effect. SECTION 7. Costs And Expenses, Etc. Section 10.04 of the Credit Agreement is incorporated herein, mutatis mutandis, as if a part hereof. SECTION 8. Governing Law; Consent to Jurisdiction and Venue. This Agreement and the transactions contemplated hereby, and all disputes between the parties under or relating to this Agreement or the facts and circumstances leading to its execution, whether in contract, tort or otherwise, shall be construed in accordance with and governed by the laws (including statutes of limitation) of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction. Section 10.14 of the Credit Agreement is incorporated herein, mutatis mutandis, as if a part hereof. SECTION 9. Construction. Section 1.02 of the Credit Agreement is incorporated herein, mutatis mutandis, as if a part hereof. SECTION 10. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. SECTION 11. Severability. Section 10.12 of the Credit Agreement is incorporated herein, mutatis mutandis, as if a part hereof. SECTION 12. Further Assurances. Borrower and each other Loan Party agrees to take all further actions and execute all further documents as Agent or the Required Lenders may from time to time reasonably request to carry out the transactions contemplated by this Agreement and all other agreements executed and delivered in connection herewith. SECTION 13. Section Headings. Section headings in this Agreement are included herein for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement. SECTION 14. Notices. All notices, requests, and demands to or upon the respective parties hereto shall be given in accordance with the Credit Agreement. SECTION 15. Effectiveness. This Agreement shall become effective at the time (the “Effective Date”) that the following conditions precedent have been satisfied:

9 (a) the Agent shall have received duly executed signature pages for this Agreement signed by the Agent, the Required Lenders, Borrower and other Loan Parties; (b) the representations and warranties in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the Effective Date (other than the representation and warranty contained in Section 5.07 of the Credit Agreement, solely as it relates to the Missed Interest Payment and any Specified Events of Default), provided that if any such representation or warranty is qualified by or subject to a materiality qualification, such representation or warranty shall be true and correct in all respects; and (c) other than the Missed Interest Payment and any Specified Event of Default, no Default, Event of Default or Temporary Limited Waiver Default shall have occurred and be continuing as of the Effective Date. SECTION 16. Waiver of Jury Trials. Section 10.15 of the Credit Agreement is incorporated herein, mutatis mutandis, as if a part hereof. SECTION 17. Assignments; No Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of Borrower, the other Loan Parties, the Lender Parties and their respective successors and assigns; provided, that none of the parties hereto or any other Lender shall be permitted to delegate any of their respective duties or assign any of their respective rights and remedies hereunder except in accordance with Section 10.06 of the Credit Agreement without the prior written consent of the Required Lenders and the Agent in their sole discretion. No Person other than the parties hereto shall have any rights hereunder or be entitled to rely on this Agreement and all third-party beneficiary rights are hereby expressly disclaimed. SECTION 18. Final Agreement, Etc. Section 10.21 of the Credit Agreement is incorporated herein, mutatis mutandis, as if a part hereof. SECTION 19. Amendments. This Agreement may not be amended, and no provision hereof may be waived, except by an instrument signed by the Required Lenders and the Loan Parties. [Signature pages to follow]

SIGNATURE PAGE TO TEMPORARY LIMITED WAIVER IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date first written above. BASIC ENERGY SERVICES, INC. By: Name: Alan Krenek Title: Senior Vice President, Chief Financial Officer, Treasurer and Secretary

SIGNATURE PAGE TO TEMPORARY LIMITED WAIVER GUARANTORS: ACID SERVICES, LLC ADMIRAL WELL SERVICE, INC. BASIC ENERGY SERVICES GP, LLC BASIC ESA, INC. BASIC MARINE SERVICES, INC. CHAPARRAL SERVICE, INC. FIRST ENERGY SERVICES COMPANY GLOBE WELL SERVICE, INC. JETSTAR ENERGY SERVICES, INC. JETSTAR HOLDINGS, INC. JS ACQUISITION LLC LEBUS OIL FIELD SERVICE CO. MAVERICK COIL TUBING SERVICES, LLC MAVERICK SOLUTIONS, LLC MAVERICK STIMULATION COMPANY, LLC MAVERICK THRU-TUBING SERVICES, LLC MCM HOLDINGS, LLC MSM LEASING, LLC PERMIAN PLAZA, LLC PLATINUM PRESSURE SERVICES, INC. SCH DISPOSAL, L.L.C. SLEDGE DRILLING CORP. TAYLOR INDUSTRIES, LLC THE MAVERICK COMPANIES, LLC XTERRA FISHING & RENTAL TOOLS CO. By: Name: Alan Krenek Title: Senior Vice President, Chief Financial Officer, Treasurer and Secretary

BASIC ENERGY SERVICES, L.P. By: Basic Energy Services GP, LLC, its sole general partner By: Basic Energy Services, Inc., its sole member By: Name: Alan Krenek Title: Senior Vice President, Chief Financial Officer, Treasurer and Secretary